Exhibit 10.109

Security Agreement 11079 ST (Revised 6/93)                               Page: 1

                               Security Agreement

Filing Ref.: Pocono Village Farms, L.P., J. Kevin Cobb and Thomas F
   Creditor: First Pioneer Farm Credit, ACA

                                                 Printed: 03/06/1997 09:23:57 AM
                                               Office At: Lebanon, NJ

1. Security Interest

Pocono Village Farms, L.P. residing in the town of East Brunswick, county of Middlesex, State of New Jersey, whose mailing address is c/o Agro Power Development, Inc., 10 Alvin Court, East Brunswick, NJ ("Debtor", whether one or more), for value received, hereby grants to First Pioneer Farm Credit, ACA a Federally chartered instrumentality of the United States under the Farm Credit Act of 1971 as amended, having its place of business and mailing address at 9 County Road 618, Lebanon, NJ, 08833 "Secured Party", a continuing security interest in all Debtor's or any of their property of the following description wherever located, including such property located at:

     1) The farm of about 59 acres occupied and operated by Debtor on (Street & No.) in the Town of Mount Carmel, County of Northumberland, State of Pennsylvania the record title to which is in the name of : Pocono Village Farms, L.P.

1. All equipment of the Debtor, whether now owned or hereafter acquired, including, without limitation, glass and plastic greenhouses, planting machines, freezers, irrigation equipment, racks, trays and supplies, heaters, tillage and harvesting tools, furniture and office equipment, computers, printers, communications equipment, materials and supplies, machinery, trade and production equipment, fixtures, and all other goods used by the Debtor which do not constitute inventory and farm products.

2. As to all of the foregoing, cash proceeds, non-cash proceeds and products thereof, additions and accessions thereto, replacements and substitutions therefor, and all related books, records, journals, computer print-outs and data, of the Debtor.

Also, all such property which is hereafter acquired by Debtor or any of them, including but not limited to, all natural increase, substitutions, replacements, accessions and additions. No security interest shall attach to after-acquired consumer goods other than accessions unless the Debtor acquires rights in them within ten (10) days after Secured Party makes advances to Debtor or any of them or otherwise gives value. Also, all proceeds and products thereof, including insurance proceeds (the "Collateral"). It is understood that the use of the terms "proceeds," "substitutions," "replacements," "accessions," and "additions" does not give the Debtor or any of them authority, express or implied, to sell or otherwise dispose of the Collateral, unless Debtor is hereafter specifically authorized to do so. The within grant of a security interest is in addition to and supplemental of any security interest previously or herewith granted by the Debtor or any of them to the Secured Party.

2. Obligations Secured

The security interest granted herein shall secure payment and performance of all now existing and future obligations and indebtedness of Debtor or any of them to Secured Party of every kind

Security Agreement 11079 ST (Revised 6/93)                               Page: 2

                               Security Agreement

Filing Ref.: Pocono Village Farms, L.P., J. Kevin Cobb and Thomas F
   Creditor: First Pioneer Farm Credit, ACA

                                                 Printed: 03/06/1997 09:23:57 AM
                                               Office At: Lebanon, NJ

and description, direct or indirect, absolute or contingent, matured or unmatured, whether arising hereunder or under any other agreement, guaranty, document or instrument or by operation of law, or acquired by Secured Party from others (including without limitation all principal, interest, fees, charges, expenses and attorneys' fees) (all hereinafter called "Obligations").

3. Warranties and Covenants

Debtor warrants and agrees that:

A) Debtor will pay and perform all of the Obligations according to their terms.

B) Debtor will use the proceeds of loan(s) secured hereby solely for the purposes stated in the application(s) therefor.

C) To the extent that any of the Collateral is purchased with the proceeds of any loan or advance secured hereby, Debtor hereby authorizes Secured Party at its option to disburse such proceeds to the seller of such Collateral.

D) All of the Collateral is owned by Debtor or any of them free and clear of all liens, security interests and encumbrances and Debtor or any of them has the right to give a security interest in the Collateral and will forever defend the title thereto against all persons whomsoever.

E) Debtor or any of them will insure all of the Collateral to the extent required by Secured Party, and such policies shall be payable to Secured Party as its interest may appear, under endorsements providing for at least ten (10) days prior written notice of cancellation to Secured Party and that Secured Party's coverage shall not be affected by any act or neglect of the Debtor or any of them. Debtor will deposit such policies with Secured Party. Secured Party may act for Debtor or any of them in negotiating and settling insurance claims and in endorsing any drafts.

F) Debtor or any of them will not use the Collateral or permit it to be used in violation of any applicable law, regulation or policy of insurance.

G) Debtor or any of them will insure, repair, maintain, preserve, cultivate, harvest, store, feed and husband the Collateral and will satisfy any liens, security interests and encumbrances on any of the Collateral and if Debtor fails to do any of the foregoing, Secured Party may do so at its option, either on or off the premises, but at Debtor's expense and without waiving Debtor's default. All expenses incurred by Secured Party shall be payable on demand, shall bear interest at the highest rate on any Obligations secured hereby and shall be secured by the security interest herein.

H) Without the prior written consent of Secured Party, (1) Debtor will not sell, lease, transfer, assign or otherwise dispose of any of the Collateral, nor permit any liens, security interests or encumbrances to attach to any of the Collateral, except in favor of Secured Party; and (2) Neither Debtor or any of them will remove any of the Collateral or books and records pertaining thereto from the location(s) specified in Section
     (1) above.

I) Secured Party or its agents may examine and inspect the Collateral at all reasonable times and may examine and make copies of books and records pertaining thereto.

J) If the Collateral includes Accounts, Debtor agrees that at any time Secured Party may verify the Accounts and/or notify account debtors to make payments directly to Secured

Security Agreement 11079 ST (Revised 6/93)                               Page: 3

                               Security Agreement

Filing Ref.: Pocono Village Farms, L.P., J. Kevin Cobb and Thomas F
   Creditor: First Pioneer Farm Credit, ACA

                                                 Printed: 03/06/1997 09:23:57 AM
                                               Office At: Lebanon, NJ

     Part. Debtor will assist in such verifications and will give such notices to account debtors if Secured Party requests. Secured Party may litigate, compromise, extend, renew or otherwise deal with the Accounts and may endorse Debtor's name on account payments received by Secured Party.

K) Debtor will immediately advise Secured Party in writing of any change in Debtor's names or addresses, discontinuance or opening of any place of business, change in chief executive office, or change in partnership or corporate status or identity.

L) Debtor or any of them will take such action and will execute Uniform Commercial Code financing statements, motor vehicle lien certificates, and any other documents required by Secured Party to perfect the security interest granted herein or to effectuate the purposes of this Agreement. Debtor authorizes Secured Party to act for Debtor or any of them (1) in executing Uniform Commercial Code amendments except when additional Collateral is taken and (2) in signing any document of title covering Collateral.

M) At Secured Party's request, Debtor agrees to provide an attested current balance sheet and income statement annually and at such other additional times as Secured Party may request in connection with the loan.

N) At the Secured Party's request, Debtor or any of them agrees to furnish a list (organized by commodity or species of livestock) of the buyers, commission merchants, or selling agents to or through whom Debtor may sell any of the farm products described herein. When requested to provide such list, Debtor or any of them shall notify the Secured Party in writing of any new buyers, commission merchants or selling agents purchasing or marketing Debtor's farm products at least seven (7) days before any such sale.

O) Debtor grants to Secured Party permission to disclose the existence of its security interest to any buyer, commission merchant or selling agent of farm products that Secured Party deems appropriate. Debtor authorizes Secured Party to take such actions and execute on Debtor's or any of them behalf such documents, including but not limited to effective financing statements, as may be necessary to preserve Secured Party's lien on proceeds from the sale of all farm products described herein.

4. Events of Default

All Obligations shall become immediately due and payable, at Secured Party's option, upon the occurrence of any of the following events of default:

A) Debtor or any of them fails to pay when due any indebtedness to Secured Party or to pay or perform any other Obligation when due.

B) Breach by Debtor or any of them of any warranty or covenant herein or in any other agreement, document or instrument between Debtor and Secured Party.

C) Any warranty or representation made or to be made by any Debtor is materially false.

D) Default by Debtor or any of them in payment when due of any indebtedness now or hereafter owed for moneys borrowed from anyone other than Secured Party.

E) Occurrence of any of the following with respect to any Debtor or any co-maker or guarantor of any of the Obligations; death, insolvency, business cessation, dissolution, calling of a meeting of creditors, appointment of a receiver for any property, assignment for the benefit of creditors, voluntary or involuntary commencement of any proceeding

Security Agreement 11079 ST (Revised 6/93)                               Page: 4

                               Security Agreement

Filing Ref.: Pocono Village Farms, L.P., J. Kevin Cobb and Thomas F
   Creditor: First Pioneer Farm Credit, ACA

                                                 Printed: 03/06/1997 09:23:57 AM
                                               Office At: Lebanon, NJ

     under any bankruptcy or insolvency law, entry of a court order which enjoins or restrains the conduct of business in the ordinary course, failure to pay any federal, state or local tax unless same is being contested in good faith.

F) Secured Party at any time deems itself reasonable insecure or any of the Collateral unsafe.

5. Remedies

Upon the occurrence of any such event of default and at any time thereafter, Secured Party shall have all rights and remedies provide by law, including those of a Secured Party under the Uniform Commercial Code, in addition to the rights and remedies provided herein or in any other agreement between Debtor and Secured Party. Secured Party may peaceably by its own means or with judicial assistance enter Debtor's or any of their premises and take possession of and remove the Collateral therefrom, and Debtor or any of them shall not resist or interfere with such action. Secured Party may require Debtor or any of them to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. If notice to Debtor of intended disposition of any Collateral is required by law, five (5) days notice shall constitute reasonable notification. All Secured Party's rights and remedies shall be cumulative and none are exclusive. Debtor or any of them agrees to pay all costs and expenses, including reasonable attorneys' fees, incurred by Secured Party in a suit or other legal proceeding for collection or enforcement of this Security Agreement or the Obligations secured hereby, and/or in any legal proceeding to protect or sustain the security interest created hereby, and/or in any other controversy, including bankruptcy, arising from or connected with the Obligations or this Agreement, and/or incurred in repossessing, holding, preparing for sale or other disposition and in selling or otherwise disposing of any Collateral, which costs and expenses shall be payable on demand, shall bear interest at the highest rate on any Obligation secured hereby and shall be secured by the security interest herein.

6. Miscellaneous

A) Any failure or delay by Secured Party to require strict performance by Debtor or any of them of any of the provisions herein or in any other document, shall not affect Secured Party's right to demand strict performance therewith, and any waiver of any default shall not constitute waiver of any other default or of the same default on a future occasion. Any provision herein or in any other document may be waived only by an instrument in writing, signed by an officer of Secured Party and directed to any Debtor specifying such waiver, and not by any course of dealing, trade custom or knowledge of Secured Party.

B) The security interest hereunder shall remain in effect despite any interim period during which no Obligations are outstanding until termination statements and satisfactions with respect thereto are filed under the Uniform Commercial Code and any other lien statutes.

C) Nothing in this Agreement shall affect Secured Party's right to demand payment at any time of any demand note or other indebtedness payable on demand made or owing by Debtor to Secured Party.

Security Agreement 11079 ST (Revised 6/93)                               Page: 5

                               Security Agreement

Filing Ref.: Pocono Village Farms, L.P., J. Kevin Cobb and Thomas F
   Creditor: First Pioneer Farm Credit, ACA

                                                 Printed: 03/06/1997 09:23:57 AM
                                               Office At: Lebanon, NJ


D) Any notice under this Agreement shall be addressed to the parties at their respective addresses set forth in Section 1 above.

E) Each of the undersigned, including guarantors, sureties, endorsers or co-makers, consents and agrees without further notice to any of them and without affecting the liability of any of them, that: (1) performance of any Obligations by any party may be waived, extended or accelerated by Secured Party; (2) any of the Obligations may be settled, compromised or released; (3) any credit arrangement may be renewed, extended or reamortized in whole or in part; (4) future loans may be made; (5) any Collateral may be exchanged, surrendered, released or otherwise dealt with as Secured Party may determine; (6) any party may be totally or partially released of liability; and (7) any defenses that may be available if Secured Party fails to perfect any security interest in Collateral are waived.

F) In the event that any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Agreement.

G) Any security interest heretofore granted by Debtor or any of them to Secured Party in any Collateral described herein shall remain in full force and effect.

H) The Obligations of all Debtors or any of them hereunder, if more than one, are joint and several and this Security Agreement shall be binding upon and for the benefit of the parties hereto and their respective heirs, administrators, successors and assigns.

     IN WITNESS WHEREOF, the Debtor has executed and delivered this Agreement on March 10, 1997.

                            Signature(s)

                               Pocono Village Farms, L.P.

                            By:___________________________________________
                               J. Kevin Cobb, Vice President

                               Pocono Village Farms, L.P.

                            By:___________________________________________
                               Thomas F. Schwartz, Vice President

                               Pocono Village Farms, L.P., a
                               Delaware Limited Partnership
                               by:

                               COGENTREX OF POCONO, INC.,
                               General Partner

                            By:___________________________________________
                               Thomas F. Schwartz, Vice President-
                               Finance of Cogentrix of Pocono, Inc.

Security Agreement 11079 ST (Revised 6/93)                               Page: 6

                               Security Agreement

Filing Ref.: Pocono Village Farms, L.P., J. Kevin Cobb and Thomas F
   Creditor: First Pioneer Farm Credit, ACA

                                                 Printed: 03/06/1997 09:23:57 AM
                                               Office At: Lebanon, NJ


                               VILLAGE FARMS OF DELAWARE, L.L.C.,
                               General Partner, by Agro Power Development, Inc., Managing Member of Village Farms of
                               Delaware, L.L.C.


                            By:___________________________________________
                               J. Kevin Cobb, Senior Vice President of
                               Agro Power Development, Inc.